SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            July 31, 2003

                                 NORTHEAST BANCORP

(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

158 Court Street, Auburn, Maine	04210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 777-6411

Item 7.	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 31, 2003 regarding fourth quarter 2003 earnings.

Item 9.     Regulation FD Disclosure.

The following information is being furnished pursuant to "Item 9. "Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

     On July 31, 2003, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing it's earnings for the fourth quarter ended  June 30, 2003 .

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein, including the exhibit attached hereto, is press release is furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 12.     Results of Information and Financial Condition.

The following information is being furnished pursuant to "Item 12, Results of Information and Financial Condition," in accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

     On July 31, 2003, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing it's earnings for the fourth quarter ended  June 30, 2003 .

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein, including the exhibit attached hereto, is press release is furnished pursuant to Item 12 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

[Rest of Page Intentionally Blank. Signature on Following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST BANCORP
Date: July 31, 2003	By:	/s/ James D. Delamater
James D. Delamater
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated July 31, 2003 regarding fourth quarter 2003 earnings.